Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ 08807

Press Release:

SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES

SECOND QUARTER RESULTS

BRIDGEWATER, NJ — August 9, 2018 — Synchronoss Technologies, Inc. (NASDAQ: SNCR), a global leader and innovator in cloud, messaging, digital, and IoT products and platforms, today announced financial results for the second quarter of 2018.

Glenn Lurie, President and CEO of Synchronoss, said “We made substantial progress in the second quarter in returning Synchronoss to the path of long-term growth and overall success, including completing our financial restatement process and meeting our SEC financial reporting obligations. Moving forward, Synchronoss will focus on providing platforms that enable TMT customers to deliver compelling digital, cloud, messaging and IoT experiences for their consumers.”

Lurie added, “We believe we will begin delivering substantial improvements in our financial results in the second half of 2018. We currently expect revenue to grow sequentially in the second half of the year and that we will generate adjusted EBITDA profitability and positive free cash flow for the second half. We are confident that we are positioned to return to a financial profile characterized by significant top-line growth and substantial profitability over time.”

Financial Highlights for the Second Quarter of 2018

GAAP

•                  Total Revenue: $76.7 million compared to $119.0 million in the second quarter of 2017.

•                  Gross profit: $37.2 million compared to $71.2 million in the second quarter of 2017.

•                  Operating Loss: ($43.1 million) compared to ($8.9 million) in the second quarter of 2017.

•                  Net Loss attributable to Synchronoss: ($47.3 million) compared to ($26.6 million) in the second quarter of 2017.

•                  Loss per Diluted Share: ($1.20) compared to ($0.60) in the second quarter of 2017.

Non-GAAP

•                  Gross profit: $38.5 million compared to $72.2 million in the second quarter of 2017.

•                  Operating Income/Loss: ($15.0 million) compared to $18.4 million in the second quarter of 2017.

•                  Adjusted EBITDA: $0.0 million compared to $33.5 million in the second quarter of 2017.

•                  Net Income/Loss attributable to Synchronoss: ($19.0 million) compared to $10.7 million in the second quarter of 2017.

•                  Earnings/Loss per Diluted Share: ($0.48) compared to $0.24 in the second quarter of 2017.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call on Thursday, August 9, 2018, at 4:30 p.m. (ET) to discuss the company’s financial results. To access this call, dial 877-407-9208 (domestic) or 201-493-6784 (international). The pass code for the call is 13681828. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site.

Following the conference call, a replay will be available for a limited time at 844-512-2921 (domestic) or 412-317-6671 (international). The replay pass code is 13681828. An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income (loss), net income (loss), effective tax rate, earnings (loss) per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs which includes integration costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss transforms the way companies create new revenue, reduce costs and delight their subscribers with cloud, messaging, digital and IoT products and platforms supporting hundreds of millions of subscribers across the globe. Synchronoss’ secure, scalable and groundbreaking new technologies, trusted partnerships and talented people change the way TMT customers grow their businesses. For more information, visit us at www.synchronoss.com.

Forward-looking Statements

This press release includes statements concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements. Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s expectations regarding expenses and revenue, the sufficiency of the Company’s cash resources and its ability to satisfy or refinance its existing debt obligations, the Company’s growth strategies, the anticipated trends and challenges in the business and the market in which the Company operates, the Company’s expectations regarding federal, state and foreign regulatory requirements, the pending lawsuits against the Company described in its most recent SEC filings, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2017 and Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2018, which are on file with the SEC and available on the SEC’s website at www.sec.gov. The company does not undertake any obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Source:  Synchronoss Technologies, Inc.

Investors:

ICR

Brian Denyeau, +1-646-277-1251

investor@synchronoss.com

Media:

CCGroup (US)

Diane Rose, +1-727-238-7567

synchronoss@ccgrouppr.com

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	222,785	156,299
Restricted cash	3,480	89,826
Marketable securities	5,411	3,111
Accounts receivable, net of allowances of $3,992 and $3,107 at June 30, 2018 and December 31, 2017, respectively	51,439	78,186
Prepaid expenses and other current assets	57,387	43,557
Total current assets	340,502	370,979
Marketable securities	9,021	—
Property and equipment, net	89,310	111,825
Goodwill	233,298	237,303
Intangible assets, net	128,164	132,167
Other assets	13,090	5,236
Note receivable from related party	84,314	73,984
Equity method investment	30,412	33,917
Total assets	928,111	965,411

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	13,924	5,959
Accrued expenses	54,540	72,739
Deferred revenues, current	31,391	75,829
Mandatorily redeemable financial instrument	—	37,959
Total current liabilities	99,855	192,486
Lease financing obligation	10,319	11,183
Convertible debt, net of debt issuance costs	228,410	227,704
Deferred tax liabilities	12,472	13,735
Deferred revenues, non-current	39,475	25,241
Other liabilities	15,390	6,195
Redeemable noncontrolling interest	12,500	25,280
Commitments and contingencies (Note 12)
Series A Convertible Participating Perpetual Preferred Stock, $0.0001 par value; 10,000 shares authorized; 188 shares issued and outstanding at June 30, 2018	168,945	—
Stockholders’ equity:
Common stock, $0.0001 par value; 100,000 shares authorized, 49,439 and 52,024 shares issued; 42,277 and 46,965 outstanding at June 30, 2018 and December 31, 2017, respectively	5	5
Treasury stock, at cost (7,162 and 5,059 shares at June 30, 2018 and December 31, 2017, respectively)	(82,084)	(105,584)
Additional paid-in capital	554,218	597,553
Accumulated other comprehensive loss	(28,938)	(23,373)
Accumulated deficit	(102,456)	(5,014)
Total stockholders’ equity	340,745	463,587
Total liabilities and stockholders’ equity	928,111	965,411

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,
	2018	2017

Net revenues	76,742	118,990
Costs and expenses:
Cost of revenues	39,525	47,755
Research and development	20,200	20,819
Selling, general and administrative	33,938	29,353
Restructuring charges	2,778	6,405
Depreciation and amortization	23,401	23,552
Total costs and expenses	119,842	127,884
Loss from continuing operations	(43,100)	(8,894)
Interest income	3,763	3,026
Interest expense	(1,318)	(11,844)
Other expense, net	(23)	(1,556)
Equity method investment (Loss) Income	(7)	233
Loss from continuing operations, before taxes	(40,685)	(19,035)
(Provision) benefit for income taxes	(579)	(3,573)
Net loss from continuing operations	(41,264)	(22,608)
Net loss from discontinued operations, net of tax	—	(6,775)
Net loss	(41,264)	(29,383)
Net loss attributable to redeemable noncontrolling interests	1,259	2,815
Preferred stock dividend	(7,260)	—
Net loss attributable to Synchronoss	(47,265)	(26,568)

Basic:
Continuing operations	(1.20)	(0.44)
Discontinued operations	—	(0.16)
	(1.20)	(0.60)
Diluted:
Continuing operations	(1.20)	(0.44)
Discontinued operations	—	(0.16)
	(1.20)	(0.60)
Weighted-average common shares outstanding:
Basic	39,456	44,618
Diluted	39,456	44,618

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2018	2017
Operating activities:
Net loss from continuing operations	(79,241)	(68,060)
Net loss from discontinued operations	—	(22,909)
Adjustments to reconcile Net Loss to net cash used in operating activities:
Depreciation and amortization expense	46,672	47,639
Change in fair value of financial instruments	(3,849)	—
Amortization of debt issuance costs	706	3,147
Accrued PIK interest	(7,037)	(5,643)
Loss (earnings) from equity method investments	212	(981)
Gain on disposals	—	(4,947)
Discontinued operations non-cash and working capital adjustments	—	59,278
Amortization of bond premium	44	177
Deferred income taxes	(1,223)	(13,304)
Non-cash interest on leased facility	547	533
Stock-based compensation	14,824	10,749
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	29,334	623
Prepaid expenses and other current assets	(13,415)	(14,869)
Other assets	1,260	2,351
Accounts payable	8,109	(9,847)
Accrued expenses	(24,685)	(18,746)
Other liabilities	632	(31)
Lease obligation interest payment	(483)	—
Deferred revenues	(43,788)	14,539
Net cash used in operating activities	(71,381)	(20,301)
Investing activities:
Purchases of fixed assets	(3,820)	(5,235)
Purchases of intangible assets and capitalized software	(8,201)	(5,300)
Proceeds from the sale of SpeechCycle	—	13,500
Purchases of marketable securities available for sale	(13,383)	(219)
Maturity of marketable securities available for sale	1,970	7,191
Equity investment	—	608
Investing in discontinued operations	—	(7,213)
Investment in note receivable	—	(6,187)
Business acquired, net of cash	(9,798)	(815,008)
Net cash used in investing activities	(33,232)	(817,863)
Financing activities:
Share-based compensation-related proceeds, net of taxes paid on withholding shares	—	2,460
Debt issuance costs related to the Credit Facility	—	(3,692)
Debt issuance costs related to long term debt	—	(19,887)
Proceeds from issuance of long term debt	—	900,000
Repayment of long term debt	—	(2,250)
Repayment of revolving line of credit	—	(29,000)
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	—	1,047
Proceeds from issuance of preferred stock	86,220	—
Payments on capital obligations	(718)	(1,359)
Net cash provided by financing activities	85,502	847,319
Effect of exchange rate changes on cash	(749)	2,550
Net decrease in cash, restricted cash and cash equivalents	(19,860)	11,705
Cash, restricted cash and cash equivalents, beginning of period	246,125	211,433
Cash, restricted cash and cash equivalents, end of period	226,265	223,138
Supplemental disclosures of non-cash investing and financing activities:
Issuance of common stock in connection with Intralinks acquisition	—	4,700
Cash and cash equivalents per the Consolidated Balance Sheets	222,785	216,558
Restricted cash per the Consolidated Balance Sheets	3,480	6,580
Total cash, cash equivalents and restricted cash	226,265	223,138

SYNCHRONOSS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,	Three Months Ended June 30,
	2018	2017
Non-GAAP financial measures and reconciliation:
GAAP Revenue	76,742	118,990
Less: Cost of revenues	39,525	47,755
GAAP Gross Profit	37,217	71,235
Add: Stock-based compensation expense	1,300	471
Add: Acquisition costs	—	—
Add: Integratiion	—	501
Non-GAAP Gross Profit	38,517	72,207
Non-GAAP Gross Margin	50%	61%

GAAP (loss) income from continuing operations	(43,100)	(8,894)
Add: Stock-based compensation expense	7,638	2,638
Add: Acquisition costs	(10)	1,248
Add: Restructuring	2,778	6,405
Add: Amortization expense	8,396	8,449
Add: Integration	—	2,756
Add: One-Time Expenses due to Restatement, etc.	9,305	5,839
Non-GAAP loss from continuing operations	(14,993)	18,441

GAAP Net (loss) income attributable to Synchronoss	(47,265)	(26,568)
Add: Net loss from discontinued operations, net of taxes	—	(6,775)
Net (loss) income from continuing operations attributable to Synchronoss	(47,265)	(19,793)
Add: Stock-based compensation expense	7,638	2,638
Add: Acquisition costs	(10)	1,248
Add: Restructuring	2,778	6,405
Add: Amortization expense	8,396	8,449
Less: Non-GAAP Expenses attributable to Non-Controlling Interest	(373)	(406)
Add: One-Time Expenses due to Restatement, etc.	9,305	5,839
Add: Integration	—	2,756
Less: Income Tax Effect at Stautotory Tax Rates	579	3,573
Non-GAAP net (loss) income from continuing operations attributable to Synchronoss	(18,952)	10,709

Diluted Non-GAAP net (loss) income from continuing operations per share	(0.48)	0.24

Weighted shares outstanding - Basic	39,456	44,618

SYNCHRONOSS TECHNOLOGIES, INC.

Consolidated Statement of Cash Flows

NON-GAAP Reconciliation

(in Thousands)

(Unaudited)

	Six Months Ended June 30,	Six Months Ended June 30,
	2018	2017

Net Cash (used in) provided by operating activities	(71,381)	(20,301)
Add: SW Capitalization	8,201	5,300
Add: Fixed Assets	3,820	5,235
Free Cashflow	(83,402)	(30,836)
Less: One-Time Restatement Expenses	15,970	5,839
Adjusted Free Cashflow	(67,432)	(24,997)

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to NON-GAAP Financial Measures

(n thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,	Three Months Ended June 30,
	2018	2017

GAAP Income from Operations	(43,100)	(8,894)
Add: Stock based compensation	7,638	2,638
Add: Acquisition, Restructuring & Integration	2,768	10,409
Add: Depreciation & Amortization	23,401	23,552
Add: Restatement Expenses	9,305	5,839
Adjusted EBITDA	12	33,544